SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                             August 14, 2006
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                      NORTH EUROPEAN OIL ROYALTY TRUST
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            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
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        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
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            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                   -2-


Item 2.02.  Results of Operations and Financial Condition.
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            On August 14, 2006 North European Oil Royalty Trust issued a press release via PR Newswire announcing the Trust's earnings for the third quarter of fiscal 2006. Furnished herewith is a copy of the press release, which is incorporated by reference herein. The information in this Item 2.02, including Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements and Exhibits.
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            (c) Exhibits

               The following exhibit is furnished herewith:

               Exhibit 99. A press release dated August 14, 2006 and disseminated through PR Newswire announcing the earnings of North European Oil Royalty Trust for the third quarter of fiscal 2006.



                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director


Dated:   August 15, 2006